UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware			1-10499	46-0172280
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into Material Definitive Agreement
On June 15, 2023, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the "Company") entered into Amendment No. 1 (the “Amendment”) to the Equity Distribution Agreement dated April 23, 2021, governing the Company’s “at-the-market” equity offering program for its common stock (the “Equity Distribution Agreement”) by and among the Company, on the one hand, and JPMorgan Chase Bank, National Association, Bank of America N.A., Canadian Imperial Bank of Commerce and Credit Suisse Capital LLC (each, a “Forward Purchaser” and collectively, the “Forward Purchasers”) and J.P. Morgan Securities LLC, BofA Securities, Inc., CIBC World Markets Corp. and Credit Suisse Securities (USA) LLC, each in its capacity as sales agent and/or principal in connection with the offering and sale of Issuance Shares (each, a “Manager” and collectively, the “Managers”) in order to, among other things (a) replace Credit Suisse Capital LLC as a Forward Purchaser with Bank of Montreal and to replace Credit Suisse Securities (USA) LLC as a Manager with BMO Capital Markets Corp., (b) revise the definition of “Forward Purchaser” and “Forward Purchasers” to read as follows: “JPMorgan Chase Bank, National Association, Bank of Montreal, Bank of America N.A. and Canadian Imperial Bank of Commerce”, (c) revise the definition of, “Manager”, “Managers”, “Forward Seller” and “Forward Sellers” to read as follows: “J.P. Morgan Securities LLC (“J.P. Morgan”), BMO Capital Markets Corp. (“BMO”), BofA Securities, Inc. (“BofA”) and CIBC World Markets Corp. (“CIBC”)”. The amendment also includes an updated form of confirmation to reflect BMO as a potential party.
A copy of the Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Amendment in this Item 1.01 is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
1.1*	Amendment No. 1 to Equity Distribution Agreement
by and among the Company, on the one hand, and JPMorgan Chase Bank, National Association, Bank of America N.A., Canadian Imperial Bank of Commerce and Bank of Montreal as forward purchasers and J.P. Morgan Securities LLC, BofA Securities, Inc., CIBC World Markets Corp. and BMO Capital Markets Corp., as sales agents and forward sellers
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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: June 15, 2023